Exhibit 99.1

DTE Energy reports strong second quarter 2021 results, raises guidance

•Completed DT Midstream spin-off
•Launched first-of-its-kind Tree Trim Academy
•Recognized as top corporate citizen in Michigan
•Retired River Rouge coal plant

DETROIT, July 27, 2021 – DTE Energy (NYSE:DTE) today reported second quarter 2021 earnings of $179 million, or $0.92 per diluted share, compared with $277 million, or $1.44 per diluted share in 2020.

Operating earnings for the second quarter 2021 were $329 million, or $1.70 per diluted share, compared with 2020 operating earnings of $295 million, or $1.53 per diluted share. Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. Reconciliations of reported earnings to operating earnings are included at the end of this news release.

“The first half of 2021 was very positive as our strong team continued to deliver for our customers, communities and investors. We also executed the successful spin-off of our midstream business, now called DT Midstream,” said Jerry Norcia, DTE Energy president and CEO. “With DTE as a predominantly pure-play utility, we will continue to deliver on our infrastructure and clean energy initiatives for our Michigan utility customers.”

Norcia noted the following recent company accomplishments:

•Completed DT Midstream spin-off: DT Midstream, a premier natural gas pipeline, storage and gathering provider, debuted as an independent, publicly traded company after successfully completing its separation from DTE Energy on July 1, 2021.

•Launched first-of-its-kind Tree Trim Academy: In partnership with the International Brotherhood of Electrical Workers Local 17, the City of Detroit, and Focus: HOPE, DTE’s Tree Trim Academy will offer new jobs, paid training, and wraparound services – like childcare and transportation – for a diverse pool of talent. Academy graduates will help to ensure energy reliability by reducing outages due to fallen trees. This innovative initiative combines the needs of the community with the needs of the company.

•Ranked as one of the country's top corporate citizens by Points of Light: One of two Michigan companies named to the Civic 50 – the top 50 companies nationwide in corporate citizenship – by Points of Light, the world's largest organization dedicated to volunteer service. DTE was also recognized as the leading energy company nationally.

•Retired River Rouge power plant: The closure of the River Rouge power plant is another milestone in DTE’s clean energy transition that includes increased investments in wind and solar and utilizing cleaner natural gas.

•Enhanced MIGreenPower voluntary renewable energy program: The Michigan Public Service Commission’s (MPSC) approval of DTE’s renewable energy plan will enable the company to add a total of 1,000 megawatts of new voluntary wind and solar by the end of 2023. DTE also received MPSC approval to update this program resulting in making clean energy more accessible and affordable for all customers.

•Strengthened pledge to net zero goal by collaborating with automakers to optimize EV charging: DTE is collaborating with Electric Vehicle (EV) manufacturers to optimize EV charging through the new DTE Smart Charge program. This program aims to help the company balance energy demand on the grid while moving closer to its environmental goal of achieving net zero carbon emissions by 2050.

•Protected more than 24,000 acres of Michigan’s Upper Peninsula forests: DTE Gas partnered with Bluesource, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula. The partnership is part of DTE’s Natural Gas Balance, a voluntary customer program to neutralize greenhouse gas emissions through a combination of carbon offsets and renewable natural gas.

Outlook for 2021

DTE Energy increases 2021 EPS guidance from $5.36 - $5.66 to $5.62 - $5.92.

“DTE’s solid financial results achieved during the first half of the year gives us confidence in increasing our 2021 earnings guidance,” said David Ruud, DTE Energy senior vice president and CFO. “The results in the second quarter are driven by strong performance across all of our businesses providing a solid foundation for future success.”

This earnings announcement and presentation slides are available at dteenergy.com/investors.

The company will conduct a conference call to discuss earnings results at 9 a.m. ET. Investors, the news media and the public may listen to a live internet broadcast of the call at dteenergy.com/investors. The telephone dial-in numbers in the U.S. and Canada are toll free: (833) 968-2209 or international: (778) 560-2895. The passcode is 7269806. The webcast will be archived on the DTE website at dteenergy.com/investors. An audio replay of the call will be available from noon today to noon Friday, Aug. 27. To access the replay, dial U.S. and Canada toll free (800) 585-8367 or international toll (416) 621-4642 and enter the passcode 7269806.

About DTE Energy
DTE Energy (NYSE: DTE) is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. Its operating units include an electric company serving 2.2 million customers in Southeast Michigan and a natural gas company serving 1.3 million customers in Michigan. The DTE portfolio includes energy businesses focused on power and industrial projects, renewable natural gas, and energy marketing and trading. As an environmental leader, DTE utility operations will reduce carbon dioxide and methane emissions by more than 80% by 2040 to produce cleaner energy while keeping it safe, reliable and affordable. DTE Electric and Gas aspire to achieve net zero carbon and greenhouse gas emissions by 2050. DTE is committed to serving with its energy through volunteerism, education and employment initiatives, philanthropy and economic progress. Information about DTE is available at dteenergy.com, empoweringmichigan.com, twitter.com/dte_energy and facebook.com/dteenergy.

Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

In this release, DTE Energy discusses 2021 operating earnings guidance. It is likely that certain items that impact the company's 2021 reported results will be excluded from operating results. Reconciliations to the comparable 2021 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially.

Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that providing DT Midstream with the transition services previously negotiated could adversely affect our business, and that the transaction may not achieve some or all of the anticipated benefits; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations;

changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

For further information, members of the media may call:
Pete Ternes, DTE Energy, 313.235.5555

For further information, analysts may call:
Barbara Tuckfield, DTE Energy, 313.235.1018
John Dermody, DTE Energy, 313.235.8750

DTE Energy Company
Segment Net Income (Unaudited)

	Three Months Ended June 30,
	2021						2020
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$238	$—		$—		$238	$183	$35	F	$(9)		$219
								13	G	(3)

DTE Gas	7	—		—		7	1	11	F	(3)		11
								2	G	—

Non-utility operations
Gas Storage and Pipelines	64	9	A	(1)		86	70	—		—		70
		19	B	(5)

Power and Industrial Projects	14	27	C	(7)		34	25	—		—		25

Energy Trading	(66)	116	D	(29)		21	(1)	8	D	(2)		5

Total Non-utility operations	12	171		(42)		141	94	8		(2)		100

Corporate and Other	(78)	15	A	(2)		(57)	(1)	—		(34)	H	(35)
		—		8	E

Net Income Attributable to DTE Energy Company	$179	$186		$(36)		$329	$277	$69		$(51)		$295

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and maintenance
B) Impairment of notes receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net
C) Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net
D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
E) Adjustment to Income Tax Expense due to a tax law change in West Virginia
F) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net
G) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operation and maintenance
H) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to the CARES Act

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Three Months Ended June 30,
	2021						2020
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$1.23	$—		$—		$1.23	$0.95	$0.18	F	$(0.05)		$1.13
								0.07	G	(0.02)

DTE Gas	0.04	—		—		0.04	—	0.06	F	(0.02)		0.05
								0.01	G	—

Non-utility operations
Gas Storage and Pipelines	0.33	0.05	A	(0.01)		0.44	0.37	—		—		0.37
		0.10	B	(0.03)

Power and Industrial Projects	0.07	0.14	C	(0.04)		0.17	0.13	—		—		0.13

Energy Trading	(0.35)	0.60	D	(0.14)		0.11	—	0.05	D	(0.02)		0.03

Total Non-utility operations	0.05	0.89		(0.22)		0.72	0.50	0.05		(0.02)		0.53

Corporate and Other	(0.40)	0.08	A	(0.01)		(0.29)	(0.01)	—		(0.17)	H	(0.18)
		—		0.04	E

Net Income Attributable to DTE Energy Company	$0.92	$0.97		$(0.19)		$1.70	$1.44	$0.37		$(0.28)		$1.53

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page

DTE Energy Company
Segment Net Income (Unaudited)

	Six Months Ended June 30,
	2021						2020
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings
	(In millions)
DTE Electric	$446	$—		$—		$446	$277	$35	F	$(9)		$313
								13	G	(3)

DTE Gas	176	—		—		176	122	11	F	(3)		132
								2	G	—

Non-utility operations
Gas Storage and Pipelines	143	19	A	(4)		172	142	—		—		142
		19	B	(5)

Power and Industrial Projects	42	27	C	(7)		62	55	—		—		55

Energy Trading	(121)	208	D	(52)		35	33	(18)	D	4		19

Total Non-utility operations	64	273		(68)		269	230	(18)		4		216

Corporate and Other	(110)	15	A	(2)		(89)	(12)	—		(34)	H	(46)
		—		8	E

Net Income Attributable to DTE Energy Company	$576	$288		$(62)		$802	$617	$43		$(45)		$615

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

Adjustments key
A) Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and maintenance
B) Impairment of notes receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net
C) Impairment of long-lived assets for the anticipated closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net
D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility
E) Adjustment to Income Tax Expense due to a tax law change in West Virginia
F) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net
G) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operation and maintenance
H) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to the CARES Act

DTE Energy Company
Segment Diluted Earnings Per Share (Unaudited)(2)

	Six Months Ended June 30,
	2021						2020
	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes(1)		Operating Earnings

DTE Electric	$2.30	$—		$—		$2.30	$1.44	$0.18	F	$(0.05)		$1.62
								0.07	G	(0.02)

DTE Gas	0.91	—		—		0.91	0.63	0.06	F	(0.02)		0.68
								0.01	G	—

Non-utility operations
Gas Storage and Pipelines	0.74	0.10	A	(0.02)		0.89	0.74	—		—		0.74
		0.10	B	(0.03)

Power and Industrial Projects	0.22	0.14	C	(0.04)		0.32	0.29	—		—		0.29

Energy Trading	(0.63)	1.07	D	(0.26)		0.18	0.17	(0.09)	D	0.02		0.10

Total Non-utility operations	0.33	1.41		(0.35)		1.39	1.20	(0.09)		0.02		1.13

Corporate and Other	(0.57)	0.08	A	(0.01)		(0.46)	(0.07)	—		(0.17)	H	(0.24)
		—		0.04	E

Net Income Attributable to DTE Energy Company	$2.97	$1.49		$(0.32)		$4.14	$3.20	$0.23		$(0.24)		$3.19

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments.

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited).

Adjustments key — see previous page